SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  July 15,1998

(Date of earliest event reported)

Commission File No.:  333-32019

DLJ Commercial Mortgage Corp.
Commercial Mortgage Pass-Through Certificates
Series 1998- CF1
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

52-2090001
52-2090003
52-2090005
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
7485 New Horizon Way
Frederick, Maryland                                                   21703
(Address of principal executive offices)                         (Zip Code)


(301) 696-7900
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On July 15, 1998 a distribution was made to holders of DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates
Series 1998- CF1


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly  report  distributed  to holders of  Commercial  Mortgage
               Pass-Through Certificates, Series 1998- CF1, relating to the July
               15, 1998 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DLJ Commercial Mortgage Corp.
Commercial Mortgage Pass-Through Certificates
Series 1998- CF1


July 20, 1998        by Norwest Bank Minnesota, N.A., as Trustee
                    /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report  distributed  to holders of Mortgage  Pass-Through
               Certificates,  Series  1998-CF1  Trust,  relating to the July 15,
               1998 distribution